POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Alan B. Arends

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 19th day of November, 2002.


                                          /s/ Alan B. Arends
                                          --------------------------------------
                                          Alan B. Arends

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  Jack B. Evans

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 19th day of November, 2002.


                                          /s/ Jack B. Evans
                                          --------------------------------------
                                          Jack B. Evans

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Joyce L. Hanes

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 19th day of November, 2002.


                                          /s/ Joyce L. Hanes
                                          --------------------------------------
                                          Joyce L. Hanes

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                     Lee Liu

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 19th day of November, 2002.


                                          /s/ Lee Liu
                                          --------------------------------------
                                          Lee Liu

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Katharine C. Lyall

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 19th day of November, 2002.


                                          /s/ Katharine C. Lyall
                                          --------------------------------------
                                          Katharine C. Lyall

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                             Singleton B. McAllister

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 19th day of November, 2002.


                                          /s/ Singleton B. McAllister
                                          --------------------------------------
                                          Singleton B. McAllister

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 David A. Perdue

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 19th day of November, 2002.


                                          /s/ David A. Perdue
                                          --------------------------------------
                                          David A. Perdue

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Judith D. Pyle

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 19th day of November, 2002.


                                          /s/ Judith D. Pyle
                                          --------------------------------------
                                          Judith D. Pyle

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Robert W. Schlutz

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 19th day of November, 2002.


                                          /s/ Robert W. Schlutz
                                          --------------------------------------
                                          Robert W. Schlutz

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                              Wayne H. Stoppelmoor

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 19th day of November, 2002.


                                          /s/ Wayne H. Stoppelmoor
                                          --------------------------------------
                                          Wayne H. Stoppelmoor

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Anthony R. Weiler

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the shares of common stock of the Company to be offered and sold pursuant to the dividend reinvestment and stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 19th day of November, 2002.


                                          /s/ Anthony R. Weiler
                                          --------------------------------------
                                          Anthony R. Weiler